1 | NASDAQ: SLP April 5, 2023 1 Earnings Call - Q2 - FY23

2 | NASDAQ: SLP With the exception of historical information, the matters discussed in this presentation are forward- looking statements that involve a number of risks and uncertainties. Words like “believe,” “expect” and “anticipate” mean that these are our best estimates as of this writing, but that there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, our ability to identify and close acquisitions on terms favorable to the Company, and a sustainable market. Further information on our risk factors is contained in our quarterly and annual reports and filed with the U.S. Securities and Exchange Commission. Safe Harbor Statement

3 | NASDAQ: SLP • Second quarter results in line with guidance • Revenue seasonality impacted by expected shift in software renewal timing ◦ Continue to see slower pace of sales cycles due to customer budget constraints ◦ Churn in small biotech accounts ◦ $0.2M constant currency negative impact on revenue • EPS ahead of guidance; EBITDA back to historical levels $0.20 Diluted EPS $16M Revenue 40% Adj. EBITDA as % of Revenue $15M Backlog Second Quarter Highlights

4 | NASDAQ: SLP • New AI/ML drug discovery collaborations • pKa collaboration with large agrochemicals company extending ML models • 4 new FDA grant submissions • Critical PBPK service support to multiple clients • Supported multiple high profile regulatory submissions with pharmacometric modelling and simulation support • Initiated additional projects with investment groups following prior quarter success Supporting Client Success

Second Quarter Software Highlights

General

- Overall software revenue growth of 7%
- Renewal pattern and revenue seasonality shifting as anticipated
- Slower pace of new sales with new customers delaying purchases
- University+ program has 278 individual licenses across 54 countries
- Good yield on price increase

GastroPlus®

+18% Q2 Revenue Growth

- 6 new customers
- 6 upsells to existing customers
- 25 peer reviewed journal articles published in Q2

-1% YTD Revenue Decline

MonolixSuite®

-8% Q2 Revenue Decline

- 5 new customers
- 6 upsells to existing customers
- Impacted by renewal harmonization and forex

-5% YTD Revenue Decline

ADMET Predictor®

-2% Q2 Revenue Decline

- 1 new customer
- 8 upsells to existing customers
- Impacted by Biotech churn

-12% YTD Revenue Decline

5 | NASDAQ: SLP

SimulationsPlus

6 | NASDAQ: SLP PBPK QSP/QST PKPD Second Quarter Services Highlights +19% -32% +29% Q2 Revenue Growth Q2 Revenue Decline Q2 Revenue Growth General • Overall service revenue growth 4% • Total backlog $15.4M - projects to be performed within 12 months increased from 70% to 78% • Successful recruiting quarter despite continued competitive market (2 new hires) • 188 total projects for the quarter • Shift to higher margin time and materials contracts vs fixed priced projects with positive margin impact • Multiple new client relationships • Nature of QSP/QST projects more volatile • Prior quarter included significant CRO pass through revenue • Reflects deeper implementation of PBPK modeling – expanding use cases and perceived value/impact • 4 FDA projects in process +21% YTD Revenue Growth -30% YTD Revenue Decline +50% YTD Revenue Growth

7 | NASDAQ: SLP Capital Allocation Strategy Update • Acquisitions • Strategic investments and partnerships • $50M share repurchase program authorized • $20M accelerated share repurchase (ASR) implemented • Maintain current level ◦ $0.06 per share paid Feb. 6th ◦ $0.06 per share payable May 1st • Product R&D • Employee Recruiting and Retention • Enterprise Technologies Corporate Development Share Repurchases Dividend Payments Internal Reinvestment

8 | NASDAQ: SLP Maintaining FY23 Guidance Total Revenue $59.3M to $62.0M Total Revenue Growth 10% to 15% Software Revenue Mix 60% to 65% Service Revenue Mix 35% to 40% Diluted EPS $0.63 to $0.67

9 | NASDAQ: SLP Financial Results

10 | NASDAQ: SLP Q4 Revenue (in millions) $7.8 $9.8 $10.5 $5.3 $5.0 $5.3 $13.1 $14.8 $15.8 Software Services 2Q21 2Q22 2Q23 67% 33% Software Services (in millions) 66% 34% Software ServicesSoftware RevenueTotal Revenue Services Revenue Revenue - Q2 +6% +7% +4% 2Q23 Mix 2Q22 Mix

11 | NASDAQ: SLP Q4 Revenue (in millions) $14.0 $17.1 $16.6 $9.8 $10.1 $11.2 $23.8 $27.2 $27.7 Software Services FY21 FY22 FY23 60% 40% Software Services 63% 37% Software ServicesSoftware RevenueTotal Revenue Services Revenue +2% -3% +11% Revenue - YTD FY23 Mix FY22 Mix (in millions)

12 | NASDAQ: SLP Gross Margin Trends - Q2 89% 92% 92% 61% 59% 66% 78% 81% 83% Software Services Total 2Q21 2Q22 2Q23

13 | NASDAQ: SLP 88% 91% 90% 62% 60% 68% 78% 79% 81% Software Services Total FY21 FY22 FY23 Gross Margin Trends - YTD

14 | NASDAQ: SLP Software Product as % of Software Revenue Q2 FY23 Other 55% 20% 18% 7% 53% 22% 18% 7% YTD FY23 Other Software Revenue by Product

15 | NASDAQ: SLP Avg. Revenue per Customer (in thousands) Software Performance Metrics - Q2 Commercial Customers Renewal Rates $84 $101 $110 2Q21 2Q22 2Q23 88% 87% 80% 92% 96% 94% Accounts Fees 2Q21 2Q22 2Q23

16 | NASDAQ: SLP Avg. Revenue per Customer (in thousands) Renewal Rates $97 $97 $103 FY21 FY22 FY23 87% 90% 81% 93% 96% 93% Accounts Fees 2Q21 2Q22 2Q23 Software Performance Metrics - YTD Commercial Customers University+ Customers: 278 in 54 countries

17 | NASDAQ: SLP Services as % of Service Revenue Q2 FY23 50% 20% 23% 7% 49% 19% 24% 8% YTD FY23 Service Revenue by Type PKPD QSP/QST PBPK Other PKPD QSP/QST PBPK Other

18 | NASDAQ: SLP Backlog Services Performance Metrics Total Projects 139 201 188 73 63 63 19 25 20 47 82 72 31 33 PKPD QSP/QST PBPK Other 2Q21 2Q22 2Q23 $11 $17 $15 Backlog (in millions) 2Q21 2Q22 2Q23

19 | NASDAQ: SLP Income Statement Summary - Q2 (in millions, except Diluted EPS) 2Q23 % of Rev 2Q22 % of Rev Revenue $15.8 100% $14.8 100% Revenue growth 6% 13% Gross profit 13.1 83% 12.0 81% R&D 1.3 8% 0.9 6% SG&A 7.8 49% 5.6 38% Total operating exp 9.1 58% 6.5 44% Income from operations 4.0 26% 5.5 37% Income before income taxes 5.1 32% 5.5 37% Income taxes (0.9) 6% (1.1) 8% Effective tax rate 18% 20% Net income $4.2 27% $4.4 30% Diluted earnings per share (in dollars) 0.20 0.21 Adjusted EBITDA $6.2 40% $7.2 48%

20 | NASDAQ: SLP Income Statement Summary - YTD (in millions, except Diluted EPS) 2Q23 % of Rev 2Q22 % of Rev Revenue $27.7 100% $27.2 100% Revenue growth 2% 14% Gross profit 22.4 81% 21.6 79% R&D 2.5 9% 1.8 7% SG&A 15.0 54% 10.6 39% Total operating exp 17.5 63% 12.4 45% Income from operations 4.9 18% 9.3 34% Income before income taxes 6.7 24% 9.4 35% Income taxes (1.3) 5% (2.0) 7% Effective tax rate 19% 21% Net income $5.4 20% $7.4 27% Diluted earnings per share (in dollars) 0.26 0.36 Adjusted EBITDA $9.2 33% $12.4 46%

21 | NASDAQ: SLP Balance Sheet Summary (in millions) February 28, 2023 August 31, 2022 Cash and short-term investments $115.3 $128.2 Total current assets 131.5 146.8 Total assets $173.2 $188.4 Current liabilities 6.0 7.7 Long-term liabilities 2.6 2.4 Total liabilities 8.6 10.1 Shareholders’ equity 164.6 178.2 Total liabilities and shareholders’ equity $173.2 $188.4

22 | NASDAQ: SLP Conclusion • Delivering on our commitment to scientific leadership ◦ Internal R&D investment ◦ Expanding industry and regulatory partnerships ◦ MIDD+ – 3rd annual SLP sponsored conference • Enhancing our client facing capabilities ◦ Growth and maturity of business development team ◦ Focus on expanding our local coverage of EU market ◦ Focus on supporting accelerated growth in distributor network • Challenges being addressed ◦ Evolving seasonality due to software renewal timing changes ◦ Small biotech churn ◦ Continued competitive market for scientific talent ◦ General market dynamics: inflation, recession & forex • Focus on Capital Allocation ◦ ACR program near completion CONTINUED LEADERSHIP POSITION IN BIOSIMULATION MARKET WELL POSITIONED TO ACHIEVE OUR FY23 GOALS